As filed with the Securities and Exchange Commission on March 14, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                        1-5706                    58-0971455
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

            8000 Tower Point Drive, Charlotte, NC                   28227
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           (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380
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          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.      Entry into a Material Definitive Agreement

     On March 13, 2006, Metromedia International Group, Inc. (the "Company") executed Amendment No. 3 to the License Agreement (the "Amendment") between the Company and Metromedia Company (the "Licensor") with an effective date of November 1, 2005.

     Under the terms of the Amendment, the Company's license to use the Licensor's trade name and trademark "Metromedia" was extended until December 31, 2006, unless terminated earlier as provided therein.

     The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.


Item 9.01.      Financial Statements and Exhibits

                (c)     Exhibits:

                10.1 Amendment No. 3 to License Agreement by and between Metromedia Company and Metromedia International Group, Inc. dated as of March 13, 2006.







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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METROMEDIA INTERNATIONAL GROUP, INC.


                              By: /S/ HAROLD F. PYLE, III
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                                  Name:  Harold F. Pyle, III
                                  Title: Executive Vice President Finance, Chief
                                         Financial Officer and Treasurer

Date: March 14, 2006
Charlotte, NC